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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) June 16, 2007

                                 FUEL TECH, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      001-330594                20-5657551
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

                                 FUEL TECH, INC.
                               512 KINGSLAND DRIVE
                             BATAVIA, IL 60510-2299
                                  630-845-4500
          (ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISION:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On June 16, 2007, the Registrant entered into an exclusive teaming agreement with ITOCHU Hong Kong Ltd., a Hong Kong corporation which is a subsidiary of ITOCHU Corporation, a Japanese corporation.

     The teaming agreement provides for a one year period of exclusivity during which the parties will prospect for customers for Fuel Tech's FUEL CHEM(R) TIFI(TM) Targeted In-Furnace Injection(TM) program and study options to set up a joint venture company between the parties. The parties will act as equal team members, operating under a shared management board, and will share financial responsibility equally. Fuel Tech will retain all intellectual property rights associated with the FUEL CHEM TIFI program.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     Financial Statements: None

     Exhibits: Fuel Tech, Inc. and ITOCHU Hong Kong Ltd. June 16, 2007 Teaming
               Agreement, Exhibit 10

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Fuel Tech, Inc.


Dated: June 21, 2007                    By: /s/ C. W. Grinnell
                                            ------------------------------------
                                            Charles W. Grinnell
                                            Corporate Secretary